UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004 (February 12, 2004)

Baker Hughes Incorporated

(Exact name of registrant as specified in charter) 76-0207995

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

Item 7.	Financial Statements and Exhibits. (Information furnished in this Item 7 is furnished pursuant to Item 12.)

               (c) Exhibits.

99.1	–	News Release of Baker Hughes Incorporated (the “Company”) dated February 12, 2004.

Item 9. Regulation FD Disclosure.

See Item 12, “Results of Operations and Financial Condition.”

Item 12. Results of Operations and Financial Condition.

On February 12, 2004, the Company issued a news release announcing its financial results for the fourth quarter and fiscal year ending December 31, 2003, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instructions B.2. and B.6. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Thursday, February 12, 2003 at 8:30 a.m. Eastern time, 7:30 a.m. Central time, to discuss the earnings announcement. This scheduled conference call was previously announced on January 6, 2004. To access the call, which is open to the public, please call the conference call operator at 800-374-2469, 20 minutes prior to the scheduled start time, and ask for the “Baker Hughes Conference Call.” The conference call will also be webcast by CCBN. To access the webcast, go to www.bakerhughes.com/investor and select “News Releases”, then click on “Live Webcast.” A replay of the call and the webcast will be available through Thursday, February 26, 2004. The number for the replay of the call is 706-645-9291 and the access code is 4810940. The replay of the webcast will be available on the Company’s website at www.bakerhughes.com/investor in the News Release section under “Conference Calls.”

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”) that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC’s Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. GAAP reconciliations of such information to the closest GAAP measures are included in the news release and can be found on the Company’s website at www.bakerhughes.com/investor in the Financial Information section under the heading “Impact of Non-Operational Items” and in the applicable earnings releases under the Earnings Releases heading.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Incorporated

Dated: February 12, 2004	By:	/s/Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Baker Hughes Incorporated dated February 12, 2004.